SCHEDULE 14A

                     Information Required in Proxy Statement

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant   |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Under Rule 14a-12

                              NEOPROBE CORPORATION
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:...............................................................

    (2)  Aggregate number of securities to which transaction applies:...........

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):...........................................................

    (4)  Proposed maximum aggregate value of transaction:.......................

    (5)  Total fee paid:........................................................

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:................................................
    (2)  Form, Schedule or Registration Statement No.:..........................
    (3)  Filing Party:..........................................................
    (4)  Date Filed:............................................................

                       2006 ANNUAL MEETING OF STOCKHOLDERS


                                                                     May 1, 2006


Dear Stockholder:

         You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Neoprobe Corporation which will be held at 9:00 a.m., Eastern Daylight Time, on June 8, 2006, at the Clarion Hotel Dublin, 600 Metro Place North, Dublin, Ohio 43017 (phone: 614.764.2200). The matters on the meeting agenda are described in the Notice of 2006 Annual Meeting of Stockholders and proxy statement which accompany this letter.

         We hope you will be able to attend the meeting, but whatever your plans, we ask that you please complete, execute, and date the enclosed proxy card and return it in the envelope provided so that your shares will be represented at the meeting.



                                           Very truly yours,




                                           David C. Bupp
                                           Chief Executive Officer and President

                              NEOPROBE CORPORATION
                        425 Metro Place North, Suite 300
                               Dublin, Ohio 43017

                  NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS



To the Stockholders of
NEOPROBE CORPORATION:

         The Annual Meeting of the Stockholders of Neoprobe Corporation, a Delaware corporation (the "Company"), will be held at the Clarion Hotel Dublin, 600 Metro Place North, Dublin, Ohio 43017 (phone: 614.764.2200), on June 8, 2006, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

         1. To elect two directors, to serve for a term of three years or until their successors are duly elected and qualified; and

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 17, 2006, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder at the Annual Meeting and for a period of 10 days before the Annual Meeting at the executive offices of the Company.

         Whether or not you plan to attend the Annual Meeting, please sign, date, and return the enclosed proxy card in the envelope provided or take advantage of the opportunity to vote your proxy online.


                                           By Order of the Board of Directors




                                           David C. Bupp
                                           Chief Executive Officer and President


Dublin, Ohio
May 1, 2006

                              NEOPROBE CORPORATION
                         -------------------------------

                       2006 ANNUAL MEETING OF STOCKHOLDERS

                                  June 8, 2006
                         -------------------------------

                                 PROXY STATEMENT

                                Dated May 1, 2006
                         -------------------------------

                               GENERAL INFORMATION

         Solicitation. This proxy statement is furnished to the stockholders of Neoprobe Corporation, a Delaware corporation, in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Company's 2006 Annual Meeting of Stockholders to be held on June 8, 2006, and any adjournment thereof. This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about May 5, 2006.

         Company Address. The mailing address of our principal executive offices is 425 Metro Place North, Suite 300, Dublin, Ohio 43017.

         Voting Rights. Stockholders of record at the close of business on April 17, 2006, are entitled to notice of and to vote at the Annual Meeting. As of that date, there were 58,690,046 shares of common stock of the Company, par value $.001 per share, outstanding. Each holder of common stock of record on April 17, 2006, is entitled to one vote per share held with respect to all matters which may be brought before the Annual Meeting.

         Authorization. The shares represented by the accompanying proxy will be voted as directed if the proxy is properly completed, signed, and received by us. The proxy will be voted at the discretion of the persons acting under the proxy to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         Revocation. Any stockholder returning the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to the Company, by duly executing and delivering to the Company a proxy card bearing a later date, or by voting in person at the Annual Meeting.

         Tabulation. Under Section 216 of the Delaware General Corporation Law
(DGCL) and our by-laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by signed proxies that are returned to the Company will be counted toward the quorum in all matters even though they are marked as "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all (see General Information-Authorization). Broker/dealers, who hold their customers' shares in street name, may, under the applicable rules of the exchanges and other self-regulatory organizations of which such broker/dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such shares on other matters without specific instructions from the customer who owns such shares. Proxies signed and submitted by broker/dealers that have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies count toward the establishment of a quorum.

         Under Section 216 of the DGCL and our by-laws, the election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of our common stock at a meeting at which a quorum is present. Proxies that are marked "Withhold Authority" and broker non-votes will not be counted toward a nominee's achievement of a plurality and, thus, will have no effect.

                              ELECTION OF DIRECTORS

Nominees for Election as Directors

         We presently have seven directors on our Board of Directors, comprised of two directors in two classes and three directors in an additional class, with terms expiring at the Annual Meetings in 2006, 2007 and 2008. At the Annual Meeting, the nominees to the Board of Directors receiving the highest number of votes will be elected as directors to terms of three years expiring in 2009.

         Kirby I. Bland, M.D. and J. Frank Whitley, Jr. are currently directors of the Company and are being nominated by our Board of Directors for re-election as directors, to serve for terms of three years.

         It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Dr. Bland and Mr. Whitley. We have no reason to believe that any nominee will not stand for election or serve as a director. In the event that a nominee fails to stand for election, the proxies will be voted for the election of another person designated by the persons named in the proxy. See General Information-Tabulation.

The Board of Directors has nominated the following persons to serve as directors of the Company until the 2009 Annual Meeting:

Kirby I. Bland, M.D., age 64, has served as a director of our Company since May 2004. Dr. Bland currently serves as Professor and Chairman and Fay Fletcher Kerner Professor and Chairman, Department of Surgery of the University of Alabama at Birmingham (UAB) School of Medicine since 1999 and 2002, respectively, Deputy Director of the UAB Comprehensive Cancer Center since 2000 and Senior Scientist, Division of Human Gene Therapy, UAB School of Medicine since 2001. Prior to his appointments at UAB, Dr. Bland was J. Murry Breadsley Professor and Chairman, Professor of Medical Science, Department of Surgery and Director, Brown University Integrated Program in Surgery at Brown University School of Medicine from 1993 to 1999. Prior to his appointments at Brown University, Dr. Bland was Professor and Associate Chairman, Department of Surgery, University of Florida College of Medicine from 1983 to 1993 and Associate Director of Clinical Research at the University of Florida Cancer Center from 1991 to 1993. Dr. Bland held a number of medical staff positions at the University of Louisville, School of Medicine from 1977 to 1983 and at M. D. Anderson Hospital and Tumor Institute from 1976 to 1977. Dr. Bland is a member of the Board of Governors of the American College of Surgeons (ACS), a member of the ACS' Advisory Committee, Oncology Group (ACOSOG), a member of the ACS' American Joint Committee on Cancer Task Force and serves as Chairman of the ACS' Breast Disease Site Committee, COC. Dr. Bland is a past President of the Society of Surgical Oncology. Dr. Bland received his B.S. in Chemistry/Biology from Auburn University and a M.D. degree from the University of Alabama, Medical College of Alabama.

J. Frank Whitley, Jr., age 64, has served as a director of our Company since May 1994. Mr. Whitley was Director of Mergers, Acquisitions and Licensing at The Dow Chemical Company (Dow), a multinational chemical company, from June 1993 until his retirement in June 1997. After joining Dow in 1965, Mr. Whitley served in a variety of marketing, financial, and business management functions. Mr. Whitley has a B.S. degree in Mathematics from Lamar State College of Technology.

Directors whose terms continue until the 2007 Annual Meeting:

Reuven Avital, age 54, has served as a director of our Company since January 2002. Mr. Avital is a partner and general manager of Ma'Aragim Enterprises Ltd., an investment company in Israel, and he is a member of the board of Neoprobe as well as a number of privately-held Israeli companies, three of them in the medical device field. Mr. Avital was a board member of Cardiosonix, Ltd. from April 2001 through December 31, 2001, when we acquired the company. Previously, Mr. Avital served in the Israeli government in a variety of middle and senior management positions. He is also chairman or board member in several not-for-profit organizations, mainly involved in education for the under-privileged and international peace-building. Mr. Avital has B.A. degrees in The History of the Middle East and International Relations from the Hebrew University of Jerusalem, and a M.P.A. from the Kennedy School of Government at Harvard University.

David C. Bupp, age 56, has served as President and a director of our Company since August 1992 and as Chief Executive Officer since February 1998. From August 1992 to May 1993, Mr. Bupp served as our Treasurer. In addition to the foregoing positions, from December 1991 to August 1992, he was Acting President, Executive Vice President, Chief Operating Officer and Treasurer, and from December 1989 to December 1991, he was Vice President, Finance and Chief Financial Officer. From 1982 to December 1989, Mr. Bupp was Senior Vice President, Regional Manager for AmeriTrust Company National Association, a nationally chartered bank holding company, where he was in charge of commercial banking operations throughout Central Ohio. Mr. Bupp has a B.A. degree in Economics from Ohio Wesleyan University. Mr. Bupp also completed a course of study at Stonier Graduate School of Banking at Rutgers University.

Julius R. Krevans, M.D., age 81, has served as a director of our Company since May 1994 and as Chairman of the Board of Directors of our Company since February 1999. Dr. Krevans served as Chancellor of the University of California, San Francisco from July 1982 until May 1993. Prior to his appointment as Chancellor, Dr. Krevans served as a Professor of Medicine and Dean of the School of Medicine at the University of California, San Francisco from 1971 to 1982. Dr. Krevans is a member of the Institute of Medicine, National Academy of Sciences, and led its committee for the National Research Agenda on Aging until 1991. Dr. Krevans also serves on the Board of Directors and the compensation committee of the Board of Directors of Calypte Biomedical Corporation (Calypte), a publicly held corporation. Dr. Krevans has a B.S. degree and a M.D. degree, both from New York University.

Directors whose terms continue until the 2008 Annual Meeting:

Carl J. Aschinger, Jr., age 67, has served as a director of our Company since June 2004. Mr. Aschinger is the Chairman and Chief Executive Officer of Columbus Show Case Co., a privately-held company that manufactures showcases for the retail industry. Mr. Aschinger also serves on the Board of Directors and as Chairman of the Audit Committee of Pinnacle Data Systems, a publicly-traded company that provides software and hardware solutions to original equipment manufacturers. Mr. Aschinger also serves on the Board of Directors and as Chairman of the Audit Committee of Wilson-Bohannon, a privately-held company that manufactures padlocks. Mr. Aschinger is a former director of Liqui-Box Corporation and Huntington National Bank as well as other privately-held ventures and has served on boards or advisory committees of several not-for-profit organizations.

Fred B. Miller, age 67, has served as a director of our Company since January 2002. Mr. Miller serves as Chairman of the Audit Committee. Mr. Miller is the President and Chief Operating Officer of Seicon, Limited, a privately held company that specializes in developing, applying and licensing technology to reduce seismic and mechanically induced vibration. Mr. Miller also serves on the board of one other privately-held company. Until his retirement in 1995, Mr. Miller had been with Price Waterhouse LLP since 1962. Mr. Miller is a Certified Public Accountant, a member of the American Institute of Certified Public Accountants (AICPA), a past member of the Council of the AICPA and a member and past president of the Ohio Society of Certified Public Accountants. He also has served on the boards or advisory committees of several universities and not-for-profit organizations. Mr. Miller has a B.S. degree in Accounting from the Ohio State University.


                  INFORMATION CONCERNING THE BOARD OF DIRECTORS
                             AND EXECUTIVE OFFICERS

Board of Directors Meetings

         Our Board of Directors held a total of six meetings in fiscal 2005 and each of the directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and committees (if any) on which he or she served, except for Nancy Katz who did not attend the final meeting she was eligible to attend as she was not standing for re-election at the 2005 Annual Meeting. It is our policy that all directors attend the Annual Meeting of Stockholders. However, conflicts and unforeseen events may prevent the attendance of a director, or directors. All members of our Board of Directors attended the 2005 Annual Meeting of Stockholders.

Independence

         Our Board of Directors has adopted the definition of "independence" as described under the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") Section 301, Rule 10A-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and Nasdaq Rules 4200 and 4350. Our Board of Directors has determined that Messrs. Aschinger, Avital, Miller and Whitley, and Drs. Bland and Krevans meet the independence requirements.

Compensation of Non-Employee Directors

         We paid non-employee directors a quarterly retainer of $2,500 for participation in Board or Committee meetings during 2005. We also reimbursed non-employee directors for travel expenses for meetings attended during 2005. In addition, each non-employee director received 70,000 options (30,000 of which related to 2005 services, and 40,000 of which relate to 2006 services) to purchase common stock as a part of our annual stock incentive grants, and the Chairman of the Board and the Chairman of the Audit Committee each received an additional 20,000 options for their services in those capacities. Options granted to purchase common stock vest on the first anniversary of the date of grant and have an exercise price equal to not less than the closing market price of common stock at the date of grant.

         Directors who are also officers or employees of our Company do not receive any compensation for their services as directors.

Nominating Committee

         The Nominating Committee is responsible for identifying nominees to serve on our Board of Directors. The members of the Nominating Committee are Fred B. Miller, Julius R. Krevans, M.D. and J. Frank Whitley, Jr., each of whom is "independent" under the Nasdaq rules referenced above. The Nominating Committee held no meetings in fiscal 2005. The Nominating Committee does not currently have a charter.

         Our directors play a critical role in guiding our strategic direction and oversee the management of our Company. Board candidates are considered based on various criteria, such as their broad based business and professional skills and experiences, a global business and social perspective, concern for long term interests of stockholders, and personal integrity and judgment. In addition, directors must have available time to devote to Board activities and to enhance their knowledge of the industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors.

         Our Board of Directors will consider the recommendations of stockholders regarding potential director candidates. In order for stockholder recommendations regarding possible director candidates to be considered by our Board of Directors:

         o such recommendations must be provided to the Board of Directors c/o Brent L. Larson, Neoprobe Corporation, 425 Metro Place North, Suite 300, Dublin, Ohio 43017, in writing at least 120 days prior to the date of the next scheduled annual meeting;
         o the nominating stockholder must meet the eligibility requirements to submit a valid stockholder proposal under Rule
               14a-8 of the Securities Exchange Act of 1934, as amended;
         o     the stockholder must describe the qualifications, attributes, skills or other qualities of the recommended director
               candidate; and
         o     the stockholder must follow the procedures set forth in
               Article III, Section 2 of our by-laws.

Audit Committee

         The Audit Committee of the Board of Directors selects our independent public accountants with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles that we use in financial reporting, internal financial auditing procedures and the adequacy of our internal control procedures. The members of our Audit Committee are: Fred B. Miller (Chairman), Carl J. Aschinger, Jr., Reuven Avital, and J. Frank Whitley, Jr., each of whom is "independent" under the Nasdaq rules referenced above. The Board of Directors has determined that Fred B. Miller meets the requirements of an "audit committee financial expert" as set forth in Section 401(e) of Regulation S-B promulgated by the SEC. The Audit Committee held seven meetings in fiscal 2005.

Compensation Committee

         The Compensation Committee establishes guidelines for the compensation of all our employees, approves the compensation for all executives, administers and interprets our 2002 Stock Incentive Plan and our 1996 Stock Incentive Plan, and takes any action that is permitted to be taken by a committee of the Board of Directors under the terms of such plans, including the granting of options. The members of the Compensation Committee are Julius R. Krevans, M.D. (Chairman), Carl J. Aschinger, Jr., and Kirby I. Bland, M.D., each of whom is "independent" under the Nasdaq rules referenced above. The Compensation Committee held two meetings in fiscal 2005.

Stockholder Communications

         Stockholders may send communications to our Board of Directors, or to individual directors, by mailing communications in writing to c/o Brent L. Larson, Neoprobe Corporation, 425 Metro Place North, Suite 300, Dublin, Ohio 43017.

Executive Officers

         In addition to Mr. Bupp, the following individuals are executive officers of our Company and serve in the position(s) indicated below:

       Name                Age     Position
       ----                ---     --------

       Anthony K. Blair     45     Vice President, Manufacturing Operations
       Carl M. Bosch        49     Vice President, Research and Development
       Rodger A. Brown      55     Vice President, Regulatory Affairs and
                                     Quality Assurance
       Brent L. Larson      43     Vice President, Finance; Chief Financial
                                     Officer; Treasurer and Secretary
       Douglas L. Rash      62     Vice President, Marketing

Anthony K. Blair has served as Vice President, Manufacturing Operations of our Company since July 2004. Prior to joining our Company, he served as Vice President, Manufacturing Operations of Enpath Medical, Lead Technologies Division, formerly known as Biomec Cardiovascular, Inc. from 2002 to June 2004. From 1998 through 2001, Mr. Blair led the manufacturing efforts at Astro Instrumentation, a medical device contract manufacturer. From 1989 to 1998 at Ciba Corning Diagnostics (now Bayer), Mr. Blair held managerial positions including Operations Manager, Materials Manager, Purchasing Manager and Production Supervisor. From 1985 to 1989, Mr. Blair was employed by Bailey Controls and held various positions in purchasing and industrial engineering. Mr. Blair started his career at Fisher Body, a division of General Motors, in production supervision. Mr. Blair has a B.B.A. degree in management and labor relations from Cleveland State University.

Carl M. Bosch has served as Vice President, Research and Development of our Company since March 2000. Prior to that, Mr. Bosch served as our Director, Instrument Development from May 1998 to March 2000. Before joining our Company, Mr. Bosch was employed by GE Medical Systems from 1994 to 1998 where he served as Manager, Nuclear Programs. From 1977 to 1994, Mr. Bosch was employed by GE Aerospace in several engineering and management functions. Mr. Bosch has a B.S. degree in Electrical Engineering from Lehigh University and a M.S. degree in Systems Engineering from the University of Pennsylvania.

Rodger A. Brown has served as Vice President, Regulatory Affairs and Quality Assurance of our Company since November 2000. From July 1998 through November 2000, Mr. Brown served as our Director, Regulatory Affairs and Quality Assurance. Prior to joining our Company, Mr. Brown served as Director of Operations for Biocore Medical Technologies, Inc. from April 1997 to April 1998. From 1981 through 1996, Mr. Brown served as Director, Regulatory Affairs/Quality Assurance for E for M Corporation, a subsidiary of Marquette Electronics, Inc.

Brent L. Larson has served as Vice President, Finance and Chief Financial Officer of our Company since February 1999. Prior to that, he served as our Vice President, Finance from July 1998 to January 1999 and as Controller from July 1996 to June 1998. Before joining our Company, Mr. Larson was employed by Price Waterhouse LLP. Mr. Larson has a B.B.A. degree in accounting from Iowa State University of Science and Technology and is a Certified Public Accountant.

Douglas L. Rash has served as Vice President, Marketing of our Company since January 2005. Prior to that, Mr. Rash was Neoprobe's Director, Marketing and Product Management from March to December 2004. Before joining our Company, Mr. Rash served as Vice President and General Manager of MTRE North America, Inc. from 2000 to 2003. From 1994 to 2000, Mr. Rash served as Vice President and General Manager (Medical Division) of Cincinnati Sub-Zero, Inc. From 1993 to 1994, Mr. Rash was Executive Vice President of Everest & Jennings International, Ltd. During his nine-year career at Gaymar Industries, Inc. from 1984 to 1993, Mr. Rash held positions as Vice President and General Manager (Clinicare Division) and Vice President, Marketing and Sales (Acute Care Division). From 1976 to 1984, Mr. Rash held management positions at various divisions of British Oxygen Corp. Mr. Rash has a B.S. degree in Business Administration with a minor in Chemistry from Wisconsin State University.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

Security Ownership of Principal Stockholders, Directors, Nominees and Executive Officers and Related Stockholder Matters

         The following table sets forth, as of April 17, 2006, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than 5 percent of our outstanding shares of common stock, (ii) each director or nominee for director of our Company, (iii) each of the Named Executives (see "Executive Compensation - Summary Compensation Table"), and (iv) our directors and executive officers as a group.

                                                        Number of
                                                   Shares Beneficially           Percent
        Beneficial Owner                                Owned(*)               of Class(**)
       -----------------------------------------  ----------------------    ------------------
        Carl J. Aschinger, Jr.                            103,000(a)               (o)
        Reuven Avital                                     264,256(b)               (o)
        Anthony K. Blair                                   95,643(c)               (o)
        Kirby I. Bland                                    110,000(d)               (o)
        Carl M. Bosch                                     425,146(e)               (o)
        Rodger A. Brown                                   317,848(f)               (o)
        David C. Bupp                                   2,674,542(g)              4.4%
        Julius R. Krevans                                 362,000(h)               (o)
        Brent L. Larson                                   538,174(i)               (o)
        Fred B. Miller                                   196,000 (j)               (o)
        Douglas L. Rash                                    56,616(k)               (o)
        J. Frank Whitley, Jr.                             216,000(l)               (o)
        All directors and officers as a group       5,359,225 (m)(p)              8.5%
        (12 persons)

        Great Point Partners, L.P.                     30,000,000(n)             33.9%
        2 Pickwick Plaza, Suite 450
        Greenwich, CT 06830

 (*) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, voting and investment power are exercised solely by the person named above or shared with members of such person's household.

 (**)Percent of class is calculated on the basis of the number of shares outstanding on April 17, 2006 plus the number of shares the person or entity has the right to acquire within 60 days of April 17, 2006.

 (a) This amount includes 80,000 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 30,000 shares issuable upon exercise of options which are not exercisable within 60 days.

 (b) This amount consists of 139,256 shares of our common stock owned by Mittai Investments Ltd. (Mittai), an investment fund under the management and control of Mr. Avital, and 125,000 shares issuable upon exercise of options which are exercisable within 60 days but does not include 30,000 shares issuable upon exercise of options which are not exercisable within 60 days. The shares held by Mittai were obtained through a distribution of 2,785,123 shares previously held by Ma'Aragim Enterprise Ltd. (Ma'Aragim), another investment fund under the management and control of Mr. Avital. On February 28, 2005, Ma'Aragim distributed its shares to the partners in the fund. Mr. Avital is not an affiliate of the other fund to which the remaining 2,645,867 shares were distributed. Of the 2,785,123 shares previously held by Ma'Aragim, 2,286,712 were acquired in exchange for surrendering its shares in Cardiosonix Ltd. on December 31, 2001, in connection with our acquisition of Cardiosonix, and 498,411 were acquired by Ma'Aragim based on the satisfaction of certain developmental milestones on December 30, 2002, associated with our acquisition of Cardiosonix.

 (c) This amount includes 40,021 shares issuable upon exercise of options which are exercisable within 60 days and 5,622 shares in Mr. Blair's account in the 401(k) Plan, but does not include 79,979 shares issuable upon exercise of options which are not exercisable within 60 days.

 (d) This amount includes 110,000 shares issuable upon exercise of options which are exercisable within 60 days but does not include 30,000 shares issuable upon exercise of options which are not exercisable within 60 days.

 (e) This amount includes 333,361 shares issuable upon exercise of options which are exercisable within 60 days and 51,785 shares in Mr. Bosch's account in the 401(k) Plan, but does not include 116,639 shares issuable upon exercise of options which are not exercisable within 60 days.

 (f) This amount includes 317,848 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 96,652 shares issuable upon exercise of options which are not exercisable within 60 days.

 (g) This amount includes 993,467 shares issuable upon exercise of options which are exercisable within 60 days, 875,000 warrants which are exercisable within 60 days, a promissory note convertible into 250,000 shares of our common stock, 57,875 shares that are held by Mr. Bupp's wife for which he disclaims beneficial ownership and 75,500 shares in Mr. Bupp's account in the 401(k) Plan, but it does not include 416,533 shares issuable upon exercise of options which are not exercisable within 60 days.

 (h) This amount includes 360,000 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 30,000 shares issuable upon the exercise of options which are not exercisable within 60 days.

 (i) This amount includes 390,561 shares issuable upon exercise of options which are exercisable within 60 days and 52,113 shares in Mr. Larson's account in the 401(k) Plan, but it does not include 116,639 shares issuable upon exercise of options which are not exercisable within 60 days.

 (j) This amount includes 185,000 shares issuable upon exercise of options which are exercisable within 60 days and 11,000 shares held by Mr. Miller's wife for which he disclaims beneficial ownership, but does not include 30,000 shares issuable upon the exercise of options which are not exercisable within 60 days.

 (k) This amount includes 53,348 shares issuable upon exercise of options which are exercisable within 60 days and 3,268 shares in Mr. Rash's account in the 401(k) Plan, but does not include 56,652 shares issuable upon exercise of options which are not exercisable within 60 days.

 (l) This amount includes 215,000 shares issuable upon exercise of options which are exercisable within 60 days, but does not include 30,000 shares issuable upon exercise of options which are not exercisable within 60 days.

 (m) This amount includes 3,203,606 shares issuable upon exercise of options which are exercisable within 60 days and 188,288 shares held in the 401(k) Plan on behalf of certain officers, but it does not include 1,063,094 shares issuable upon the exercise of options which are not exercisable within 60 days. The Company itself is the trustee of the Neoprobe 401(k) Plan and may, as such, share investment power over common stock held in such plan. The trustee disclaims any beneficial ownership of shares held by the 401(k) Plan. The 401(k) Plan holds an aggregate total of 345,868 shares of common stock.

 (n) This amount includes 11,000,000 shares issuable upon conversion of promissory notes in the original principal amount of $4,400,000 held by Biomedical Value Fund, L.P. (BVF) that are convertible within 60 days, 9,000,000 shares issuable upon conversion of promissory notes in the original principal amount of $3,600,000 held by Biomedical Offshore Value Fund, Ltd. (BOVF) that are convertible within 60 days, 5,500,000 warrants held by BVF that are exercisable within 60 days and 4,500,000 warrants held by BOVF that are exercisable within 60 days. BVF and BOVF are investment funds managed by Great Point Partners, LLP.

 (o) Less than one percent.

 (p) The address of all directors and executive offices is c/o Neoprobe Corporation, 425 Metro Place North, Suite 300, Dublin, Ohio 43017-1367.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information concerning the annual and long-term compensation of our Chief Executive Officer and our other four highest paid executive officers having annual compensation in excess of $100,000 during the last fiscal year (the Named Executives) for the last three fiscal years.

                                                                                                 Long Term
                                                                                            Compensation Awards
                                                                                         ---------------------------
                                                                                          Restricted    Securities
                                                       Annual Compensation                  Stock       Underlying
                                           ---------------------------------------------    Awards       Options
Name and Principal Position                 Year      Salary     Bonus(e)      Other         ($)           (#)
---------------------------                 ----      ------     --------      -----         ---           ---

Anthony K. Blair                            2005     $ 115,000    $  1,875  $  2,204(a)       -           30,000
   Vice President,                          2004        55,000           -            -       -           90,000
   Manufacturing Operations                 2003             -           -            -       -                -

Carl M. Bosch                               2005     $ 149,000    $  7,500  $  2,980(b)       -           40,000
   Vice President,                          2004       138,375       6,000     2,887(b)       -          170,000
   Research and Development                 2003       135,125           -     6,573(b)       -           70,000

Rodger A. Brown                             2005     $ 124,000    $  1,875  $         -       -           20,000
   Vice President, Regulatory Affairs/      2004       117,300       2,500            -       -          160,000
   Quality Assurance                        2003       125,316           -            -       -           70,000

David C. Bupp                               2005     $ 290,000    $ 45,000  $  5,744(c)       -          200,000
   President and                            2004       271,250      15,000     5,770(c)       -          500,000
   Chief Executive Officer                  2003       222,167      32,500    32,566(c)       -          170,000

Brent L. Larson                             2005     $ 149,000    $  7,500  $  2,986(d)       -           40,000
   Vice President, Finance and              2004       137,700       6,000     2,874(d)       -          170,000
   Chief Financial Officer                  2003       135,125           -    11,733(d)       -           70,000

--------------------
(a) Amount represents solely matching contribution under the Neoprobe Corporation 401(k) Plan (the Plan). Eligible employees may make voluntary contributions and we may, but are not obligated to, make matching contributions based on 40 percent of the employee's contribution, up to five percent of the employee's salary. Employee contributions are invested in mutual funds administered by an independent plan administrator. Company contributions, if any, are made in the form of shares of common stock. The Plan is intended to qualify under section 401 of the Internal Revenue Code, which provides that employee and company contributions and income earned on contributions are not taxable to the employee until withdrawn from the Plan, and that we may deduct our contributions when made.
(b) Amounts represent solely matching contribution under the Plan, except for 2003, which includes $3,870 related to the vesting of restricted stock.
(c) Amounts represent matching contribution under the Plan and social luncheon club dues, except for 2003, which includes $27,090 related to the vesting of restricted stock.
(d) Amounts represent solely matching contribution under the Plan, except for 2003, which includes $9,030 related to the vesting of restricted stock.
(e) Bonuses, if any, have been disclosed for the year in which they were earned (i.e., the year to which the service relates).

Option Grants in Last Fiscal Year

         The following table presents certain information concerning stock options granted to the Named Executives under the 2002 Stock Incentive Plan during the 2005 fiscal year.

                                Individual Grants
----------------------------------------------------------------------------------------------

                                 Number of       Percent of Total
                                Securities       Options Granted     Exercise
                            Underlying Options   to Employees in       Price        Expiration
Name                         Granted (shares)      Fiscal Year       Per Share       Date(c)
----                         ---------------       -----------       ---------       ----
Anthony K. Blair                 30,000(a)                  6%         $ 0.26(b)   12/27/2015

Carl M. Bosch                    40,000(a)                  8%         $ 0.26(b)   12/27/2015

Rodger A. Brown                  20,000(a)                  4%         $ 0.26(b)   12/27/2015

David C. Bupp                   200,000(a)                 41%         $ 0.26(b)   12/27/2015

Brent L. Larson                  40,000(a)                  8%         $ 0.26(b)   12/27/2015


(a) Vests as to one-third of these shares immediately and on each of the first two anniversaries of the date of grant.

(b) The per share weighted average fair value of these stock options during 2005 was $0.22 on the date of grant using the Black-Scholes option pricing model with the following assumptions: an expected life of 10 years, an average risk-free interest rate of 4.3%, volatility of 79% and no expected dividend rate.

(c) The options terminate on the earlier of the expiration date, nine months after death or disability, 90 days after termination of employment without cause or by resignation, or immediately upon termination of employment for cause.


Fiscal Year-End Option Numbers and Values

         The following table sets forth certain information concerning the number and value of unexercised options held by the Named Executives at the end of the last fiscal year (December 31, 2005). There were no stock options exercised by the Named Executives during the fiscal year ended December 31, 2005.

                                    Number of Securities              Value of Unexercised
                                   Underlying Unexercised           In-the-Money Options at
                                 Options at Fiscal Year-End:            Fiscal Year-End:
 Name                             Exercisable/Unexercisable        Exercisable/Unexercisable(1)
 ----                             -------------------------        ---------------------------
 Anthony K. Blair                     40,021 / 79,979                        $0 / $0

 Carl M. Bosch                       286,695 / 163,305                   $5,333 / $2,667

 Rodger A. Brown                     271,182 / 143,318                   $5,333 / $2,667

 David C. Bupp                       886,801 / 523,199                   $12,933 / $6,467

 Brent L. Larson                     343,895 / 163,305                   $5,333 / $2,667

(1) Represents the total gain which would be realized if all in-the-money options held at year end were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the per share fair market value at year end of $0.25. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

Equity Compensation Plan Information

         The following table sets forth additional information as of December 31, 2005, concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to our stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

                                                                                      Number of Securities
                                                                                       Remaining Available
                                 Number of Securities                                  for Issuance Under
                                   to be Issued Upon          Weighted-Average         Equity Compensation
                                      Exercise of            Exercise Price of          Plans (Excluding
                                 Outstanding Options,       Outstanding Options,      Securities Reflected
                                  Warrants and Rights       Warrants and Rights          in Column (a))
                                          (a)                       (b)                        (c)
                                 ----------------------    -----------------------    ----------------------
Equity compensation plans
  approved by security holders         5,523,974                     $ 0.44                   976,026

Equity compensation plans
  not approved by security
  holders                                      -                          -                         -
                                 ----------------------    -----------------------    ----------------------

Total                                  5,523,974                     $ 0.44                   976,026
                                 ======================    =======================    ======================


Employment and Other Compensation Agreements

         Employment Agreement. David C. Bupp is employed under a thirty-six month employment agreement effective January 1, 2004. The employment agreement provides for an annual base salary of $271,250. Effective January 1, 2005, Mr. Bupp's annual base salary was increased to $290,000. Effective January 1, 2006, Mr. Bupp's annual base salary was increased to $305,000. The Board of Directors will, on an annual basis, review the performance of our company and of Mr. Bupp and may pay a bonus to Mr. Bupp as it deems appropriate, in its discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our company generally.

         If a change in control occurs with respect to our company and the employment of Mr. Bupp is concurrently or subsequently terminated:

         o by our company without cause (cause is defined as any willful breach of a material duty by Mr. Bupp in the course of his employment or willful and continued neglect of his duty as an employee);

         o     the term of Mr. Bupp's employment agreement expires; or

         o Mr. Bupp resigns because his authority, responsibilities or compensation have materially diminished, a material change occurs in his working conditions or we breach the agreement;

then, Mr. Bupp will be paid a severance payment of $650,000 (less amounts paid as Mr. Bupp's salary and benefits that continue for the remaining term of the agreement if his employment is terminated without cause). If any such termination occurs after the substantial completion of the liquidation of our assets, the severance payment shall be increased by $81,250.

         For purposes of Mr. Bupp's employment agreement, a change in control includes:

         o the acquisition, directly or indirectly, by a person (other than our company or an employee benefit plan established by the Board of Directors) of beneficial ownership of 15 percent or more of our securities with voting power in the next meeting of holders of voting securities to elect the directors;

         o a majority of the directors elected at any meeting of the holders of our voting securities are persons who were not nominated by our then current Board of Directors or an authorized committee thereof;

         o our stockholders approve a merger or consolidation of our company with another person, other than a merger or consolidation in which the holders of our voting securities outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising eighty percent (80%) or more of the voting power for all purposes of the surviving or resulting corporation; or

         o our stockholders approve a transfer of substantially all of our assets to another person other than a transfer to a transferee, eighty percent (80%) or more of the voting power of which is owned or controlled by us or by the holders of our voting securities outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

         Mr. Bupp will be paid a severance amount of $406,250 if his employment is terminated at the end of his employment agreement or without cause and his benefits will continue for the longer of twenty-four months or the full term of the agreement.


 Compensation Agreements With Other Named Executives

         Our Executive Officers are employed under employment agreements of varying terms as outlined below. In addition, the Compensation Committee of the Board of Directors will, on an annual basis, review the performance of our company and may pay bonuses to our executives as the Compensation Committee deems appropriate, in its discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers Mr. Bupp as well as the executive officers of our company generally.

 Anthony K. Blair

         Employment Agreement. Anthony Blair is employed under a twelve month employment agreement effective January 1, 2006. The employment agreement provides for an annual base salary of $122,000.

         The Compensation Committee will, on an annual basis, review the performance of our company and of Mr. Blair and we may pay a bonus to Mr. Blair as we deem appropriate, in our discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our company generally.

         If a change in control occurs with respect to our company and the employment of Mr. Blair is concurrently or subsequently terminated:

         o without cause (cause is defined as any willful breach of a material duty by Mr. Blair in the course of his employment or willful and continued neglect of his duty as an employee);

         o     the term of Mr. Blair's employment agreement expires; or

         o Mr. Blair resigns because his authority, responsibilities or compensation have materially diminished, a material change occurs in his working conditions or we breach the agreement;

then, Mr. Blair will be paid a severance payment of $122,000 and will continue his benefits for the longer of twelve months or the remaining term of his employment agreement.

         For purposes of Mr. Blair's employment agreement, a change in control includes:

         o the acquisition, directly or indirectly, by a person (other than our company or an employee benefit plan established by the Board of Directors) of beneficial ownership of 30 percent or more of our securities with voting power in the next meeting of holders of voting securities to elect the directors;

         o a majority of the directors elected at any meeting of the holders of our voting securities are persons who were not nominated by our then current Board of Directors or an authorized committee thereof;

         o our stockholders approve a merger or consolidation of our company with another person, other than a merger or consolidation in which the holders of our voting securities outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising eighty percent (80%) or more of the voting power for all purposes of the surviving or resulting corporation; or

         o our stockholders approve a transfer of substantially all of the assets of our company to another person other than a transfer to a transferee, eighty percent (80%) or more of the voting power of which is owned or controlled by us or by the holders of our voting securities outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

         Mr. Blair will be paid a severance amount of $61,000 if his employment is terminated at the end of his employment agreement or without cause, and his benefits will be continued for up to twelve months.

Carl M. Bosch

         Employment Agreement. Carl Bosch is employed under a twenty-four month employment agreement effective January 1, 2005. The employment agreement provides for an annual base salary of $149,000. Effective January 1, 2006, Mr. Bosch's annual base salary was increased to $160,000.

         The terms of Mr. Bosch's employment agreement are substantially identical to Mr. Blair's employment agreement except that Mr. Bosch would be paid $298,000 if terminated due to a change of control and $149,000 if terminated at the end of his employment or without cause.

         The Compensation Committee will, on an annual basis, review the performance of our company and of Mr. Bosch and we may pay a bonus to Mr. Bosch as we deem appropriate, in our discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our company generally.

 Rodger A. Brown

         Employment Agreement. Rodger Brown is employed under a twenty-four month employment agreement effective January 1, 2005. The employment agreement provides for an annual base salary of $124,000. Effective January 1, 2006, Mr. Brown's annual base salary was increased to $129,000.

         The terms of Mr. Brown's employment agreement are substantially identical to Mr. Blair's employment agreement except that Mr. Brown would be paid $248,000 if terminated due to a change of control and $124,000 if terminated at the end of his employment or without cause.

         The Compensation Committee will, on an annual basis, review the performance of our company and of Mr. Brown and we may pay a bonus to Mr. Brown as we deem appropriate, in our discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our company generally.

Brent L. Larson

         Employment Agreement. Brent Larson is employed under a twenty-four month employment agreement effective January 1, 2005. The employment agreement provides for an annual base salary of $149,000. Effective January 1, 2006, Mr. Larson's annual base salary was increased to $160,000.

         The terms of Mr. Larson's employment agreement are substantially identical to Mr. Blair's employment agreement except that Mr. Larson would be paid $298,000 if terminated due to a change of control and $149,000 if terminated at the end of his employment or without cause.

         The Compensation Committee will, on an annual basis, review the performance of our company and of Mr. Larson and we may pay a bonus to Mr. Larson as we deem appropriate, in our discretion. Such review and bonus will be consistent with any bonus plan adopted by the Compensation Committee that covers the executive officers of our company generally.


                       CODE OF BUSINESS CONDUCT AND ETHICS

         We have adopted a code of business conduct and ethics that applies to our directors, officers and all employees. The code of business conduct and ethics is posted on our website at www.neoprobe.com. The code of business conduct and ethics may be also obtained free of charge by writing to Neoprobe Corporation, Attn: Chief Financial Officer, 425 Metro Place North, Suite 300, Dublin, Ohio 43017.


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         During April 2003, we completed a bridge loan agreement with our President and CEO, David Bupp. Under the terms of the agreement, Mr. Bupp advanced us $250,000. In consideration for the loan, we issued a note to Mr. Bupp in the principal amount of $250,000. The note was secured by general assets of the company, excluding accounts receivable. In addition, we issued Mr. Bupp 375,000 warrants to purchase our common stock at an exercise price of $0.13 per share, expiring in April 2008. The note bore interest at 8.5% per annum, payable monthly, and was originally due on June 30, 2004. On March 8, 2004, at the request of the Board of Directors, Mr. Bupp agreed to extend the due date of the note from June 30, 2004 to June 30, 2005. In exchange for extending the due date of the note, we issued Mr. Bupp an additional 375,000 warrants to purchase our common stock at an exercise price of $0.50 per share, expiring in March 2009. On December 13, 2004, we repaid the balance of the note to Mr. Bupp.

         In December 2004, we completed a private placement of Convertible Promissory Notes in an aggregate principal amount of $8.1 million with Biomedical Value Fund, L.P., Biomedical Offshore Value Fund, Ltd. and David C. Bupp (our President and CEO). Biomedical Value Fund, L.P. and Biomedical Offshore Value Fund, Ltd. are funds managed by Great Point Partners, LLC. The notes bear interest at 8% per annum and are freely convertible into shares of our common stock at a price of $0.40 per share. Neoprobe may force conversion of the notes prior to their stated maturity under certain circumstances. The conversion price represents the ten-day volume weighted average trading price of our common stock through December 10, 2004. As part of this transaction, we issued the investors 10,125,000 warrants to purchase our common stock at an exercise price of $0.46, expiring in December 2009. In connection with this financing, we also issued 1,600,000 warrants to purchase our common stock to the placement agents, containing substantially identical terms to the warrants issued to the investors.

               REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee consults with our Chief Financial Officer and other key members of our management and with our independent auditors with regard to the plan of audit; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit and the accompanying management letter, if any; and consults with our Chief Financial Officer and other key members of our management and with our independent auditors with regard to the adequacy of the internal accounting controls. The Board of Directors adopted a written Amended and Restated Audit Committee Charter on April 30, 2004.

         In fulfilling its responsibilities, the Audit Committee selected BDO Seidman LLP as our independent accountants for purposes of auditing our financial statements for 2005. The Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements; discussed with the independent auditors the matters required to be discussed by Codification of Statements on Auditing Standards No. 61; received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1; and discussed with the independent accountants their independence from our Company.

         Based on the reviews and discussions with management and BDO Seidman LLP, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, filed with the Securities and Exchange Commission.

         The Board of Directors evaluated the independence of each member of the Audit Committee. As part of its evaluation, the Board of Directors determined, in the exercise of its business judgment, that Messrs. Aschinger, Avital, Miller and Whitley are independent under Rule 4350(d) of the Nasdaq Stock Market and are financially literate each in his own capacity.

         Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities under the charter for the period ended December 31, 2005, were met and that our financial reporting and audit processes are functioning effectively.

                                       Submitted by the Audit Committee
                                       of the Board of Directors:

                                       Fred B. Miller, Chairman
                                       Carl J. Aschinger, Jr.
                                       Reuven Avital
                                       J. Frank Whitley, Jr.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Act of 1934 requires our officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to us. Based on our review of these reports and written representations from reporting persons, we believe that all reporting persons complied with all filing requirements during the fiscal year ended December 31, 2005, except for David C. Bupp, who had one late Form 4 filing related to the purchase of 3,000 shares of stock that was reported two days late.


                             INDEPENDENT ACCOUNTANTS

         On September 27, 2005, the Audit Committee accepted the resignation of KPMG LLP ("KPMG") as the Company's independent accountants, and approved the engagement of BDO Seidman LLP ("BDO Seidman") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005. KPMG's decision to resign was made cooperatively with the Company following discussions regarding the future relationship between KPMG and the Company. The Audit Committee's decision to change independent accountants was approved by the Board of Directors of the Company.

         KPMG's report on the Company's consolidated financial statements for the year ended December 31, 2004, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

         During the year ended December 31, 2004, and through the date of KPMG's resignation, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such periods. There were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-B.

         The Company has previously provided KPMG with a copy of the foregoing disclosures. During the year ended December 31, 2004, and through the date of KPMG's resignation, the Company did not consult BDO Seidman with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matter that was either the subject of a disagreement or reportable event as set forth in Items 304(a)(2)(i) and (a)(2)(ii) of Regulation S-B.

         A representative of BDO Seidman is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of stockholders. The Audit Committee has selected BDO Seidman as the Company's independent registered public accounting firm for purposes of auditing our financial statements for the current fiscal year ending December 31, 2006.


                   FEES OF THE INDEPENDENT PUBLIC ACCOUNTANTS

         Audit Fees. The aggregate fees billed and expected to be billed for professional services rendered by BDO Seidman, LLP, for the audits of the company's annual consolidated financial statements for the 2005 fiscal year and the review of the financial statements included in the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 were $103,360 (including direct engagement expenses). The aggregate fees billed for professional services rendered by KPMG LLP for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2005 and June 30, 2005 were $32,000 (including direct engagement expenses).The aggregate fees billed for professional services rendered by KPMG LLP for the audits of the Company's annual consolidated financial statements for the 2004 fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year were $149,500 (including direct engagement expenses).

         Audit-Related Fees. The aggregate fees billed by BDO Seidman, LLP and KPMG LLP for audit-related services rendered for the Company for the 2005 fiscal year were $0 and $10,400, respectively. The aggregate fees billed by KPMG LLP for audit-related services rendered for the Company and its subsidiaries for the 2004 fiscal year were $22,840. Audit-related fees generally include fees in support of the Company's filing of registration statements with the SEC and similar matters.

         Tax Fees. The aggregate fees billed by BDO Seidman, LLP and KPMG LLP for tax-related services rendered for the Company for the 2005 fiscal year were $0 and $8,750, respectively. The aggregate fees billed by KPMG LLP for tax-related services rendered for the Company and its subsidiaries for the 2004 fiscal year were $6,500. The tax-related services were all in the nature of tax compliance and tax planning.

         All Other Fees. The aggregate fees billed for services rendered to the Company by BDO Seidman, LLP and KPMG LLP, other than the audit services, audit-related services, and tax services, were $0 for the 2005 fiscal year, and the aggregate fees billed for services rendered to the Company by KPMG LLP, other than the audit services, audit-related services, and tax services, were $0 for the 2004 fiscal year.

         Pre-Approval Policy. The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor or other registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to completion of the audit.


                         COST OF SOLICITATION OF PROXIES

         We will pay the cost of this solicitation. We may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.


                              STOCKHOLDER PROPOSALS

         A stockholder proposal intended for inclusion in the proxy statement and form of proxy for the Annual Meeting of Stockholders of the Company to be held in 2007 must be received by the Company before December 29, 2006, at its executive offices, Attention: Brent Larson. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2007 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after March 14, 2007.

         A stockholder who wishes to nominate a candidate for election to the Board of Directors must follow the procedures set forth in Article III, Section 2 of our By-Laws. A copy of these procedures is available upon request from the Company at 425 Metro Place North, Suite 300, Dublin, Ohio 43017-1367, Attention:
Brent Larson. In order for a stockholder to nominate a candidate for the Board of Directors election at the 2007 Annual Meeting, notice of the nomination must be delivered to the Company's executive offices, Attention: Brent Larson, before December 29, 2006.


                                 OTHER BUSINESS

         The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

                               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
NEOPROBE CORPORATION


     The undersigned hereby appoints David C. Bupp and Brent L. Larson, and each of them, severally, with full power of substitution, as proxies for the undersigned, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock, par value $.001 per share, of Neoprobe Corporation held of record by the undersigned on April 17, 2006, at the Annual Meeting of Stockholders to be held on June 8, 2006, or any adjournment thereof, with all the power the undersigned would possess if present in person.


     1. To elect as directors the nominees named below for a term of three years and until their successors are duly elected and qualified.

         NOMINEES:    Kirby I. Bland, M.D.
                      J. Frank Whitley, Jr.

         THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF THE NOMINEES.

         [ ]  FOR all nominees listed above (except as marked to the contrary)

         [ ]  WITHHOLD AUTHORITY to vote for all nominees listed above

         The undersigned may withhold authority to vote for any nominee by lining through or otherwise striking out the name of any nominee.


     2. To transact such other business as may properly come before the meeting or any adjournment thereof.







             (Continued, to be dated and signed, on the other side.)

                        (Continued from the other side.)


     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 ABOVE.

     The undersigned hereby acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated May 1, 2006, and a copy of the Company's 2005 Annual Report to Stockholders.


                                       Date:                              , 2006
                                            -----------------------------



                                       -----------------------------------------
                                       Signature



                                       -----------------------------------------
                                       Signature (if held jointly)


                                       IMPORTANT: Please sign exactly as name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporations should sign in their full corporate name by their president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.